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                                                                     Exhibit 1.1

                                    9,800,000

                                 EON LABS, INC.

                                  COMMON STOCK


                         FORM OF UNDERWRITING AGREEMENT


                                                                    May __, 2002


CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
BANC OF AMERICA SECURITIES LLC
CIBC WORLD MARKETS CORP.,
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Dear Sirs:

         1. INTRODUCTORY. Eon Labs, Inc., a Delaware corporation ("COMPANY"), proposes to issue and sell 9,380,540 shares of its common stock, par value $.01 per share ("SECURITIES") and the stockholders listed in Schedule A hereto ("SELLING STOCKHOLDERS") propose to sell an aggregate of 419,460 outstanding shares of the Securities (such 9,800,000 shares of Securities being hereinafter referred to as the "FIRM SECURITIES") The Company also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,470,000 additional shares of its Securities, as set forth below (such 1,470,000 additional shares being hereinafter referred to as the "OPTIONAL SECURITIES"). The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES".

         As part of the offering contemplated by this Agreement, Credit Suisse First Boston Corporation (the "DESIGNATED UNDERWRITER") has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 490,000 shares, for sale to the Company's directors, officers, employees and other parties associated with the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "DIRECTED SHARES") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

         The Company and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto ("UNDERWRITERS") as follows:

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

              (i) A registration statement (No. 333-83638) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (i) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either
         (i) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT")

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         relating to the Offered Securities may have been filed with the
         Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will


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         not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

              (iii) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

              (iv) Each subsidiary of the Company has been duly incorporated and is a validly existing corporation or other business organization, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or other business organization, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company has been duly authorized and, in the case of each subsidiary that is a corporation, validly issued and is fully paid and nonassessable; and the capital stock or other ownership interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

              (v) The Board of Directors of Hexal Pharmaceuticals, Inc. ("HPI") has adopted resolutions (the "EHI Merger Resolutions") authorizing the merger of Eon Holdings, Inc. ("EHI") with and into HPI, with HPI continuing as the surviving corporation (the "EHI Merger") and approving the filing of a certificate of merger (the "EHI Merger Certificate") with the Secretary of State of the State of Delaware. The Board of Directors of HPI and the sole stockholder of HPI have adopted resolutions (the "HPI Merger Resolutions") authorizing the merger of HPI with and into the Company, with the Company continuing as the surviving corporation (the "HPI Merger," and together with the EHI Merger, the "Reorganization Mergers") and approving the filing of a certificate of merger (the "HPI Merger Certificate" and together with the EHI Merger Resolutions, the EHI Merger Certificates and the HPI Merger Resolutions, the "Reorganization Documents") with the Secretary of State of the State of Delaware, following the consummation of the EHI Merger. The EHI Merger Resolutions and the HPI Merger Resolutions have been duly adopted,


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         the Reorganization Mergers have been consummated in accordance with the provisions of Section 253 of the Delaware General Corporation Law (the "DGCL") and no other corporate proceedings on the part of HPI, EHI or the Company are necessary to consummate the Reorganization Mergers.

              (vi) The Reorganization Documents will conform in all material respects to the respective statements relating thereto contained in the Prospectus. The Company has delivered to the Representatives complete and correct copies of the Reorganization Documents and there have been no amendments, alterations, modification or waivers thereto or in the exhibits or schedules thereto.

              (vii) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

              (viii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

              (ix) Except for the Warrant Agreement, dated as of December 5, 2000 (the "Warrant Agreement"), by and among the Company and the warrantholders named therein (the "Warrantholders"), there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. All rights of the Warrantholders to require the Company to file a registration statement under the Act or to require the Company to register securities pursuant to the Registration Statement or in any other registration statement filed by the Company in connection with the Company's initial public offering have either been fully satisfied or waived in accordance with the terms of the Warrant Agreement and the Warrantholders do not have any other rights to require the Company to file a registration statement or to require the Company's to register securities pursuant to the Registration Statement or any other registration statement filed by the Company in connection with the Company's initial public offering.

              (x) The Offered Securities have been approved for listing on the Nasdaq Stock Market's National Market subject to notice of issuance.

              (xi) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws.

              (xii) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, except where such breach, violation or default would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not result in a breach of the charter or by-laws of the Company or any such subsidiary, and the Company has


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         full power and authority to authorize, issue and sell the Offered
         Securities as contemplated by this Agreement.

              (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

              (xiv) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

              (xv) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

              (xvi) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would be reasonably likely to have a Material Adverse Effect.

              (xvii) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate rights to inventions, know-how, patents, copyrights, confidential information, trademarks, trade names and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and except as disclosed in the Prospectus, have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

              (xviii) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

              (xix) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.


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              (xx) The financial statements included in each Registration
         Statement and the Prospectus (taken together with the related notes and schedules thereto) present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

              (xxi) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (xxii) Except as disclosed in the Prospectus, the Company and each of its subsidiaries is in compliance with all applicable laws, statutes, ordinances, rules and regulations and has filed all applications and has obtained all necessary licenses, permits and approvals or other regulatory authorizations, including but not limited to those of the Food and Drug Administration (the "FDA"), the Federal Trade Commission, the Drug Enforcement Administration, and the United States Environmental Protection Agency (including, without limitation, all FDA approvals necessary for the manufacturing and marketing of the products and, to the extent applicable, products under development (collectively, the "Products") and all applicable approvals, clearances and registrations required by any Governmental Entity, to permit any manufacturing, distribution, sales, marketing or human research and development activities of the Company and each of its subsidiaries with respect to each Product), except where the failure to do so would not have a Material Adverse Effect.

              (xxiii) The FDA has not (i) commenced, or, to the Company's knowledge, threatened to initiate, and the Company is not aware of any pending investigation which might lead to, any action to withdraw its approval, place marketing restrictions, or request the recall of any Product, or enjoin or place restrictions on the production of any Product of the Company, or (ii) commenced or, to the Company's knowledge, threatened to initiate, and the Company is not aware of any pending investigation which might lead to, any action to withdraw its approval of any facility of the Company or its subsidiaries.

              (xxiv) Except as disclosed in the Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus, including, without limitation, insurance covering clinical trial liability, product liability and real or personal property owned or leased against theft, damage, destruction, act of vandalism and all other risks customarily insured against. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect, the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its respective business at a cost substantially the same as the cost of such existing insurance coverage. Neither the Company nor any of its subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.


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              (xxv) The Company will subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and files reports with the Commission on the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

              (xxvi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

              (xxvii) Furthermore, the Company represents and warrants to the Underwriters that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that
         (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

              (xxviii) The Company has not offered, or caused the Underwriters to offer, any offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

         (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:

              (i) Such Selling Stockholder has and on the First Closing Date hereinafter mentioned will have valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date hereunder; and upon the delivery of and payment for the Firm Securities on the First Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Firm Securities to be delivered by such Selling Stockholder on the First Closing Date.

              (ii) The information in the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relates to such Selling Stockholder does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder, the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

         3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company and each Selling Stockholder, at a purchase price
of $        per share, the number of Firm Securities set forth below the caption "Company" or "Selling Stockholder", as the case may be, and opposite the name of each Underwriter in Schedule B hereto.

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         The Company and each Selling Stockholder will deliver the Firm
Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Eon Labs, Inc. in the case of 9,380,540 shares of Firm Securities and the Selling Stockholders in the case of 419,460 shares of Firm Securities at the office of Skadden, Arps, Slate, Meagher & Flom LLP ("SKADDEN, ARPS") located at Four Times Square, New York, New York 10036, at 9:00 A.M., New York time, on May __, 2002, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office of Skadden, Arps at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Company at the above office of Skadden, Arps. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of Skadden, Arps at a reasonable time in advance of such Optional Closing Date.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. CERTAIN AGREEMENTS OF THE COMPANY AND THE SELLING STOCKHOLDERS. (i) The Company agrees with the several Underwriters and the Selling Stockholders that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

              (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates; provided, however, that the Company is not obliged to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or take any action that would subject it to service of process in any jurisdiction in which it is not presently subject. The Company will continue such qualifications in effect so long as required for the distribution.

              (g) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholders, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees, for any transfer taxes on the sale by the Selling Stockholders of the Offered Securities to the Underwriters and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

              (h) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (i) issuances of Securities pursuant to the exercise of employee stock options outstanding on the date hereof, (ii) grants of employee stock options pursuant to the terms of any plan in effect on the date hereof or (iii) the issuance of Securities to Hexal AG immediately following the First Closing Date, upon the capitalization of $24 million principal amount of debt, plus accrued interest from December 31, 2001 through the date of such capitalization, as described in the Prospectus.

              (i) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. (the "NASD") or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

              (j) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Shares Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the underwriters in connection with the Directed Share Program.

              (k) The Company will use its reasonable best efforts to do and perform all things required or necessary to be done and performed pursuant to the terms of the Warrant Agreement in order to enforce the Company's rights thereunder, specifically including, without limitation, their rights under Section 9(a) of the Warrant Agreement to prohibit the Warrantholders from selling or otherwise transferring or disposing of any securities held by such Warrantholder for a period of 180 days following the date of the initial public offering.

              Furthermore, the Company covenants with the Underwriters that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

         (ii) Each of the Selling Stockholders agrees with the several underwriters that:

              (a) For a period of 180 days after the date of the initial public offering of the Offered

         Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC.

              (b) Such Selling Stockholder will deliver to CSFBC, attention:
         Transactions Advisory Group, on or prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders, as applicable, herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders, as applicable, of their obligations hereunder and to the following additional conditions precedent:

              (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                  (i) in their opinion the financial statements examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited condensed financial statements included in the Registration Statements;

                  (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial information of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales or net operating income, or in the total or per share amounts of consolidated income before extraordinary items or net income.

                  except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (iv) they have compared dollar amounts (or percentages derived from such dollar amounts) and other financial information specified by the Representatives contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "REGISTRATION STATEMENTS" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration is subsequent to such execution and delivery, "REGISTRATION STATEMENTS" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "PROSPECTUS" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Underwriters including the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or, New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or
         (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Willkie Farr & Gallagher, counsel for the Company, to the effect that:

                           (i) The Company is a validly existing corporation in
                  good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a Material Adverse Effect;

                           (ii) Each subsidiary of the Company is a validly
                  existing corporation or other business organization, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, with power and authority to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or other business organization, as the case may be, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified would not have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company has been duly authorized and, in the case of each subsidiary that is a corporation, validly issued and is fully paid and nonassessable; and the capital stock or other ownership interests of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                           (iii) The Offered Securities delivered on such
                  Closing Date and all other outstanding shares of the Common Stock of the Company have been duly authorized and, when issued and delivered to the Underwriters against payment therefore in accordance with this Underwriting Agreement, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities under the DGCL or any contract filed as an exhibit or required to be filed as an exhibit to the Registration Statement, or, to such counsel's knowledge, any other agreement to which the Company is a party or by which the Company is bound;

                           (iv) Except for the Warrant Agreement, dated as of
                  December 5, 2000 by and among the Company and the Warrantholders, there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act. All rights of the Warrantholders to require the Company to file a registration statement under the Act or to require the Company to register securities pursuant to the Registration Statement or in any other registration statement filed by the Company in connection with the Company's initial public offering have either been fully satisfied or waived in accordance with the terms of the Warrant Agreement and the Warrantholders do not have any other rights to require the Company to file a registration statement or to require the Company to register securities pursuant to the Registration Statement or any other registration statement filed by the Company in connection with the Company's initial public offering;


                           (v) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (vi) The execution, delivery and performance of this
                  Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties of which counsel has knowledge, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject and which is filed as an exhibit or required to be filed as an exhibit to the Registration Statement or of which such counsel has knowledge, or the charter or by-laws of the Company or any such subsidiary, and the Company has corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (vii) The Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations.

                            Such counsel shall state that, in connection with
                  the preparation of the Registration Statement it has participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Underwriters at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or any amendments or supplements thereto, no facts have come to such counsel's attention that would lead them to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of contracts and other documents are accurate and fairly present the information required to be shown; and such counsel do not know of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus;

                           (viii) The Company is not and, after giving effect to
                  the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in Investment Company Act of 1940;

                           (xix) This Agreement has been duly authorized,
                  executed and delivered by the Company;

                           (xx) The EHI Merger Resolutions and the HPI Merger
                  Resolutions have been duly adopted, the Reorganization Mergers have been consummated in accordance with the provisions of
                  Section 253 of the DGCL, no other corporate proceedings on the part of HPI, EHI or the Company are necessary to consummate the Reorganization Mergers and the consummation by the Company, EHI and HPI of the transactions contemplated by the Reorganization Documents will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company, EHI, HPI, any of their subsidiaries or any of their properties, or any agreement or instrument to which the Company, EHI, HPI or any of their subsidiaries is a party or by which the Company, EHI, HPI or any of their subsidiaries is bound or to which any of the properties of the Company, EHI, HPI or any of their subsidiaries is subject, or the charter or by-laws of the Company, EHI, HPI or any of their subsidiaries

                  (e) The Representatives shall have received an opinion, dated the First Closing Date, of Testa, Hurwitz & Thibeault, LLP, counsel for the Selling Stockholders, PROVIDED, THAT opinions given on behalf of Quai, Ltd will assume Delaware law except as otherwise expressly provided, and PROVIDED, FURTHER, THAT opinions given with respect to the Uniform Commercial Code as in effect in the State of New York (the "UCC") will assume that the UCC is the same as the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, to the effect that:

                           (i) The Selling Stockholders will be, immediately
                  prior to the Closing Date, the sole registered owners of the Firm Securities to be sold by such Selling Stockholders as set forth on Schedule A to the Underwriting Agreement. Upon delivery of the Firm

                  Securities to be sold by such Selling Stockholders to the Underwriters against payment therefore as contemplated by the Underwriting Agreement and registration of such Firm Securities in the names of the Underwriters in the stock records of the Company, the Underwriters will have acquired all right, title and interest of such Selling Stockholders in and to such Firm Securities, free and clear of all adverse claims. For purposes of this opinion, we have assumed that the Underwriters will have purchased the Firm Securities for value and without notice of any adverse claim within the meaning of
                  Section 8-102 of the UCC and will take possession at the closing of the certificates representing the Firm Securities and the instruments pursuant to which such Selling Stockholders have assigned their respective portion of the Firm Securities to the Underwriters. The term "adverse claim" as used in this opinion does not include (A) any claim which arises through the Underwriters or any person claiming through the Underwriters (such as any security interest the Underwriters may have granted in the Securities) and (B) any adverse interest which would not be extinguished upon the purchase of the Firm Securities by a person who qualifies as a "bona fide purchaser" or "protected purchaser" under Section 8-303 of the UCC. We advise you that we have no actual knowledge of the existence of any interest of the kind specified in clause (B) of the preceding sentence. We have also assumed that such Underwriters' rights are not limited by subsection (3) of Section 8-302 of the UCC.

                           (ii) No consent, approval, authorization or order of,
                  or filing with, governmental agency or body or any court is required to be obtained or made by any such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Firm Securities sold by such Selling Stockholder, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (iii) The execution, delivery and performance of this
                  Agreement by each such Selling Stockholder and the consummation by each such Selling Stockholder of the transactions herein contemplated will not result in a breach or violation of any of the terms, and provisions of, or constitute a default under, any statute, any rule, regulation or, to the knowledge of such counsel, order of any governmental agency or body or any court having jurisdiction over any Selling Stockholder or any of the properties of any Selling Stockholder that is not a natural person or, to the knowledge of such counsel, any agreement or instrument to which any Selling Stockholder that is not a natural person is a party or by which any Selling Stockholder is bound or to which any of the properties of any such Selling Stockholder that is not a natural person is subject or the charter or by-laws of any such Selling Stockholder which is a corporation; and

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by each Selling Stockholder.

                  (f) The Representatives shall have received opinions, dated such Closing Date, of Cohen, Pontani, Lieberman & Pavane and St. Onge, Steward Johnston and Reens LLC, patent counsel for the Company, to the effect that:

                           (i) The information in the Registration Statement
                  under "Risk Factors -Risks Related to Our Business -Patent litigation is common, can be expensive, may delay or prevent entry of our products into the market, and, in some cases may result in damages" to the extent that it constitutes matters of patent law, summaries of legal matters relating to patents, patent documents, patent proceedings, or legal conclusions relating to patents, has been reviewed by such counsel and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

                           (ii) The information in the Registration Statement
                  under "Business- Generic Pharmaceutical Industry; Our Strategy; Product Development; Government Regulation;

                  and Legal Proceedings" to the extent that it constitutes matters of patent law, summaries of legal matters relating to patents, patent documents, patent proceedings, or legal conclusions relating to patents, has been reviewed by such counsel and is correct in all material respects and fairly and correctly presents the information called for with respect thereto; provided, that with respect to information provided in "Business - Legal Proceedings", this opinion will only cover information relating to the Novartis and Apotex litigations.

                           (iii) Except as disclosed in the Registration
                  Statement, to the best knowledge and information of such counsel, there are no pending or threatened legal or governmental proceedings, nor allegations by any person, of or relating to patent infringement, by the Company or of the Company's patent rights and, to the best of their knowledge and information, no such proceedings are threatened or contemplated.

                           (iv) Nothing has come to the attention of such
                  counsel that leads them to believe that, with respect to any proceedings or allegations against the Company that are the subject of the foregoing opinions, the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, in light of the circumstances under which they were made, as of its date or at the Closing Date or the Optional Closing Date, as the case may be, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  (g) The Representatives shall have received an opinion, dated such Closing Date, of Olsson, Frank and Weeda, P.C., regulatory counsel for the Company, to the effect that:

                           (i) The information in the Registration Statement
                  under the captions "Risk Factors--Risks Related To Our Business--We are subject to government regulation that increases our costs and, if we are unable to obtain regulatory approvals, it could prevent us from marketing or selling our products; Proposed FDA regulations and recent FDA guidelines and rules granting pediatric extensions may impair our ability to utilize fully the 180-day generic marketing exclusivity period for patent challenges, substantially diminishing the value of a favorable ruling; and If brand-name manufacturers' legislative and regulatory efforts to limit the use of generics are successful, then our sales of products subject to these efforts may suffer" are accurate statements or summaries of the United States Food and Drug Administration laws and regulations therein set forth and nothing has come to such counsel's attention that causes them to believe that the above-referenced portions of the Registration Statement and the Prospectus contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (ii) The information in the Registration Statement
                  under the captions "Business Generic Pharmaceutical Industry; Annual Product Approvals; Government Regulation; and Legal Proceedings" are accurate statements or summaries of the United States Food and Drug Administration laws and regulations therein set forth and nothing has come to such counsel's attention that causes them to believe that the above-referenced portions of the Registration Statement and Prospectus contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (iii) Except as disclosed in the Registration
                  Statement, there are, to the knowledge of such counsel, no adverse legal or governmental proceedings pending relating to products or potential products of the Company, or any such proceedings threatened or contemplated by governmental authorities or others.

                  (h) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities being offered by the Company and delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (j) The Representatives shall have received a certificate, dated the First Closing Date, of an authorized officer of each Selling Stockholder in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of such Selling Stockholder in this Agreement are true and correct and such Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the First Closing Date.

                  (k) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers, LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

                  (l) On or prior to the date of this Agreement, the Representatives shall have received lockup letters from each of the executive officers and directors of the Company and other existing stockholders and option holders listed on Schedule C hereto and each of the Selling Stockholders listed on Schedule A hereto.

                  (m) On or prior to the date of this Agreement, the Company and the Representatives shall have provided notice to the Warrantholders, in accordance with the terms of Section 9(a) of the Warrant Agreement, requesting that each Warrantholder not sell or otherwise transfer or dispose of any of the Company's securities held by such Warrantholder for a period of 180 days following the date of the initial public offering.

                  (n) Each Selling Stockholder will deliver to CSFBC a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (o) On or prior to the First Closing Date, (i) the Reorganization Mergers shall have been consummated, (ii) such transactions shall continue to be in full force and effect in accordance with the terms thereof and (iii) the Company shall have provided to the Representatives and counsel to the Representatives copies of all material closing documents delivered to the parties relating to the Reorganization Documents.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

         The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the "DESIGNATED ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

         (b) The Selling Stockholders, jointly and not severally, will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below. In no event shall the liability of any Selling Stockholder for indemnification under this Section 7(b) exceed the lesser of (i) the total proceeds (net of any underwriting discount) received by such Selling Stockholder from the sale of Shares and (ii) the proportion of the total of such losses, claims, damages or liabilities equal to the proportion of the Shares being sold by such Selling Stockholder to the total number of Shares being sold hereunder.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company, any Selling Stockholder or any controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the sixth paragraph under the caption "Underwriting".

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 7 (a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. In determining, among the Selling Stockholders and the Company, the individual amounts to be contributed to the Underwriters by each Selling Stockholder and the Company pursuant to this Section 7(e), each Selling Stockholder and the Company shall contribute in such proportion as is appropriate to reflect the relative fault of the Company and each Selling Stockholder in connection with the statements and omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations, that caused contribution by the Company and the Selling Stockholders to the Underwriters to be required under this Section 7(e); provided, that, except as otherwise expressly provided in Section 7 hereof, in no case will the amount to be contributed to the Underwriters pursuant to this
Section 7(e) be limited by the determination of the amounts to be contributed to the Underwriters by each Selling Stockholder and the Company. The relative fault of each Selling Stockholder and the Company shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Selling Stockholder, and on each Selling Stockholder's and the Company's intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholders, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or
(vii) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10.  NOTICES. All communications hereunder will be in writing and:

                           (a) if sent to the Underwriters, will be mailed,
                  delivered or telegraphed and confirmed to the Representatives c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group; provided, however that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter;

                           (b) if sent to the Company, will be mailed, delivered
                  or telegraphed and confirmed to it at Eon Labs, Inc., 227-15 North Conduit Avenue, Laurelton, New York, 11413 Attention:
                  Bernard Hampl, Ph.D.; and

                           (c) if sent to a Selling Stockholder, will be mailed,
                  delivered or telegraphed and confirmed to the address set forth opposite such Selling Stockholder's name on Schedule A hereto.

         11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. REPRESENTATION OF UNDERWRITERS. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, Company and the several Underwriters in accordance with its terms.

                            Very truly yours,

                                     EON LABS, INC.

                                              By
                                                --------------------------------
                                              Name:
                                              Title:

                                     CANAAN CAPITAL OFFSHORE
                                     LIMITED PARTNERSHIP, C.V.

                                              By
                                                --------------------------------
                                              Name:
                                              Title:


                                     CANAAN CAPITAL LIMITED
                                     PARTNERSHIP

                                              By
                                                --------------------------------
                                              Name:
                                              Title:


                                     QUAI, LTD.

                                              By
                                                --------------------------------
                                              Name:
                                              Title:


                                     STEPHEN L. GREEN

                                              By
                                                --------------------------------

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION

     By:
        -----------------------------------
     Name:
     Title:

         Acting on behalf of themselves and as the Representatives of the several
           Underwriters

     By  CREDIT SUISSE FIRST BOSTON CORPORATION

       By
         -----------------------------------
       Name:
       Title:

                                   SCHEDULE A



                                                                                               NUMBER OF
                                                                                                  FIRM
                                                                                               SECURITIES
                    SELLING STOCKHOLDER                                                        TO BE SOLD
                    -------------------                                                        ----------

Canaan Capital Limited Partnership
Canaan Capital Offshore Limited Partnership, C.V.
Quai, Ltd.
Stephen L. Green.



The address of each of the Selling Stockholders is c/o Canaan Partners
105 Rowayton Avenue
Rowayton, CT 06853

























  Total...........................................................

                                                                                          -------------

                                                                                          =============

                                   SCHEDULE B



                                                                      NUMBER OF FIRM SECURITIES            TOTAL
                                                                            TO BE SOLD BY                NUMBER OF
                                                                      --------------------------      FIRM SECURITIES
                                                                                        SELLING            TO BE
                          UNDERWRITER                                 COMPANY         STOCKHOLDER        PURCHASED
                          -----------                                 -------         -----------        ---------
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Banc of America Securities LLC
CIBC World Markets Corp.





























                                                                      ----------    ----------     ----------
         Total...........................................
                                                                      ==========    ==========

                                   SCHEDULE C

          LIST OF OFFICERS, DIRECTORS, STOCKHOLDERS AND OPTION HOLDERS
                           SIGNING LOCK-UP AGREEMENTS.


Santo Holding Deutschland (GmbH)
Hexal AG
Bernhard Hampl
William  F. Holt
Frank J. Della Fera
Pranab K. Bhattacharyya
Sadie M. Ciganek
Rathnam Kumar
William B. Eversgerd
David H. Gransee
Timothy Weng
Siyawosh Moghaddam
Craig Salmon
Carol Fitch
Thomas DeStefano
Christopher LoSardo
Sander Busman
Varikolathu Abraham
Gloria J. Guise
Robert  S. Blume
Patrica  Anne Kaufold
James D. Dengler
Patrick  T. Mahon, Jr.
Norman S. Nurse
Maria E. Sinnott
James R. Kutchen
Michael Q. Hill
Shailesh Shah
Aruna J. Mehta
Frank Mellone
Stephen G. Kurtis
George R. Herman
Chun Chiao Chou
Christopher Aupperlee